(ICON)
Prudential
Special
Money
Market
Fund, Inc.

Money Market Series

SEMI
ANNUAL
REPORT

Dec. 31, 1996
(LOGO)

Prudential Special Money Market Fund, Inc.
Money Market Series

Performance At A Glance.
Short-term interest rates fluctuated frequently in 1996 as investors reacted to conflicting reports that the economy was alternately strengthening or weakening. By year-end, slower growth prevailed with interest rates slightly lower than they were a year earlier. Throughout the reporting period your
Prudential Special Money Market Fund offered competitive yields, maintained a high credit quality and a stable $1 net asset value. On
December 31, 1996,
your Fund's 7-day current yield stood at 4.81% compared to 4.82% for the average money market fund tracked by IBC Financial Data.

Fund Facts                       As of 12/31/96

                       7-Day        Net Asset     Weighted
Avg.   Total Net
                    Current Yld.   Value (NAV)
Mat.(WAM)    Assets (mil.)
Special Money
Market Fund, Inc.     4.81%             $1           58 Days
$292.4

IBC Financial Data
Money Fund Avg.
(General Purpose*)    4.82              $1           58 Days
N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value.

* This is the average 7-day current yield, NAV and WAM of 270 funds in the
International Business Communications Financial Data's
(formerly IBC/Donoghue)
all general purpose money fund category as of December 31, 1996.

Money Market Yields Stabilized At Year End.
            As of 12/31/96
                (CHART)

Weekly 7-day current yields of Prudential Special Money
Market Fund and the
IBC Financial Data general purpose money fund average. Past performance is not indicative of future results.

How Investments Compared.
    (As of 12/31/96)
         (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss.
In addition, we've
included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Robert N. Felice, Fund Manager
         (PICTURE)

Portfolio
Manager's Report

The Prudential Special Money Market Fund -- Money Market Series seeks high current income consistent with the preservation of principal and liquidity.
The Fund is a diversified portfolio of high quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the U.S. and foreign countries. Maturities can range from one day to a maximum of 13 months. There can be no assurance that the Fund will achieve its investment goal.

A Word
About Quality.

As of December 31, 1996, substantially all of the portfolio's investments were rated at least "Aa" or "Prime 2" by Moody's Investors
Service; "AA" or "A-2"
by Standard & Poor's Ratings Group; "AA" or "D-2" by Duff &
Phelps Credit
Rating Co. Investments deemed to be of equivalent quality that were not rated were subject to ratification by the Board of Directors.
Although there is never
a guarantee that the share price of the Prudential Special
Money Market
Fund -- Money Market Series will remain at $1, we emphasize a conservative, quality-oriented investment approach.

Strategy Session.
----------------------------------------------------------
What A Ride.
The Federal Reserve adjusts the Federal Funds rate (what banks charge each other for overnight loans) with the goal of promoting sustained and non-inflationary growth. The central bank usually raises the rate to discourage inflation and lowers it to encourage economic growth. Correctly anticipating changes in the Federal Funds rate is one way your Fund maintains yield. Others are by seizing investment opportunities as they occur and by adjusting our weighted average maturity.

As it turned out, the Federal Funds rate stayed anchored at 5.25% from February onward. Of course, no one knew earlier in the year that the central bank would leave rates unchanged. Starting in March, investors would aggressively bid up short-term interest rates whenever an economic report suggested that the economy was strengthening too quickly. They thought that the central bank would be forced to raise interest rates to head off inflation. When the Federal
Reserve took no action, yields fell until the next round of good economic news started the cycle all over again.

Why didn't the Federal Reserve raise short-term interest rates in 1996? In retrospect, there was little need to. While the economy picked up steam in the second quarter, posting a strong 4.7% gain in real Gross
Domestic Product (GDP
is the total value of goods and services produced by the economy and is a widely used barometer for measuring growth), it was not sustainable. By the third quarter real GDP fell to 2.1%. More importantly, inflationary pressures remained benign.

Over the past six months, we invested in attractive, longer term securities as they became available in May and June, and this was reflected in our slightly longer weighted average maturity compared to the average money market fund. We were shorter than the average in late July (yes, we thought the Federal
Reserve would tighten, too) before extending WAM to a more neutral stance to the average money fund for the remainder of the year.

What Went Well.
----------------------------------------------
The Long & Short of It.
We actively invested new assets in longer term securities (one year to 13 months) last May as the yield curve steepened. These yields were attractive through most of the summer and were high enough to compensate investors should the Federal Reserve raise short-term interest rates (which did not happen).
During this time our WAM lengthened to as high as 66 days on July 2, 1996 compared to 55 days for the average money market fund tracked by IBC Financial
Data.

By early fall it was becoming apparent to investors that the Federal Reserve was not likely to raise rates in 1996 and the spread between longer term and shorter term securities narrowed. The increased interest rate risk prompted us to invest new assets in three- to four-month securities. The yields here were still attractive and, more importantly, we kept our ability to respond if rates went higher.

Yields Are Rising.
     (CHART)

And Not So Well.
------------------------------------
Too Cautious.
In retrospect we should have purchased more longer term securities. We thought the Federal Reserve would raise interest rates at their August meeting, however, and we did not want to be caught flat-footed by having too much of our assets tied up in longer term securities.

Looking Ahead.
------------------------------------
The uncertainty which caused short-term rates to fluctuate so much in 1996 continues. Economic signals remain mixed. Your Fund has maintained a neutral to slightly longer weighted average maturity based on a stable monetary policy outlook through the first quarter of 1997. If any sustainable increase in inflation is detected during this time, we believe the Federal Reserve will respond quickly by increasing rates modestly.

Weighted Average Maturity Is Comparable To The Average Fund.
                          (CHART)

President's Letter                   February 3, 1997
------------------------------------------------------------
--------
(PICTURE)

Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones
Industrial Average
passed 6500 -- only weeks after breaking the 6000 mark in mid-October -- and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for
1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up.
(Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered
Representative can help you:

- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds
(foreign & domestic)
  and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable
Annuity offers you
  many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The
  IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered
Representative today? If
you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.


Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.

Portfolio of Investments as of       PRUDENTIAL SPECIAL
MONEY MARKET FUND, INC.
December 31, 1996 (Unaudited)        MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)           Description                Value (Note 1)
   ---------------------------------------------------------
---
Bank Notes--5.0%
             Abbey National Treasury Services,
                PLC
   $3,000    5.50%, 11/26/97                       $
2,997,269
             American Express Centurion Bank
    2,000(a) 5.57547%, 1/15/97
1,999,886
    2,000(a) 5.595%, 1/21/97
1,999,918

999,893
             Bank of America, Illinois
    1,000       5.80%, 5/13/97

2,999,508
             FCC National Bank
    3,000       5.77%, 4/15/97

999,439
             First Bank National Association
    1,000(a)    5.51719%, 1/15/97

525,141
             Nationsbank, Texas
      525(a)    5.6055%, 3/19/97

999,895
             PNC Bank N.A.
    1,000(a)    5.56453%, 1/21/97

1,000,553
             Wachovia Bank, N.A.
    1,000       6.05%, 4/14/97
                                                   ---------
---

14,521,502
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--3.1%
             Abbey National Treasury Services,
                PLC
    7,000    5.41%, 1/30/97
7,000,136
    1,000    5.36%, 2/12/97
999,943

999,956
             Westpac Banking Corp.
    1,000       5.38%, 2/7/97
                                                   ---------
---

9,000,035
------------------------------------------------------------
Certificates Of Deposit - Yankee--20.2%
             Bank of Nova Scotia
    6,000       5.39%, 3/4/97
6,000,000
             Banque National de Paris
    2,000    5.41%, 1/15/97
1,999,992
    5,000    5.38%, 2/18/97
5,000,000
    8,000    5.58%, 4/2/97
7,997,819
             Bayerishe Landesbank Girozentrale
   14,000    5.37%, 2/3/97
13,999,715
             Bayerishe Hypotheken Und Wechsel
                Bank
    2,000    5.39%, 2/28/97
2,000,000
    1,000    5.39%, 3/3/97
999,997
                                                   $
2,000,000
             Canadian Imperial Bank Commerce
   $2,000       5.41%, 1/31/97
    6,000    5.39%, 2/4/97
6,000,000

5,999,994
             National Westminster Bank, PLC
    6,000       5.39%, 2/14/97

7,000,000
             Societe Generale
    7,000       5.37%, 2/20/97
                                                   ---------
---

58,997,517
------------------------------------------------------------
Commercial Paper--51.0%

991,461
             ABN-Amro N.A. Finance, Inc.
    1,000       5.30%, 2/28/97

2,967,480
             Aetna Services, Inc.
    3,000       5.42%, 3/14/97

989,617
             American Brands, Inc.
    1,000       5.34%, 3/12/97

2,973,008
             American Express Credit Corp.
    3,000       5.31%, 3/3/97

989,180
             Aristar, Inc.
    1,000       5.41%, 3/14/97

2,987,143
             Associates Corp. of North America
    3,000       5.32%, 1/30/97

1,449,977
             Bank Austria Finance, Inc.
    1,453       5.35%, 1/15/97
             Barton Capital Corp.
    2,000       5.40%, 2/21/97
1,984,700
    3,337    5.40%, 2/25/97
3,309,470
    2,000    5.35%, 2/27/97
1,983,058

995,723
             BHF Finance, Inc.
    1,000       5.31%, 1/30/97
             Bradford & Bingley Building Society
      445    5.35%, 1/15/97
444,074
    1,000    5.31%, 2/21/97
992,478
             Caterpillar Financial Services
                Corp.
    1,000    5.35%, 5/16/97
979,938
    2,000    5.35%, 6/16/97
1,950,661
             Cheltenham & Gloucester, PLC
    7,000       5.325%, 2/24/97
6,944,087
             CIT Group Holdings, Inc.
    2,000       5.35%, 3/31/97
1,973,547

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3 -----

Portfolio of Investments as of       PRUDENTIAL SPECIAL
MONEY MARKET FUND, INC.
December 31, 1996 (Unaudited)        MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)           Description                Value (Note 1)
   ---------------------------------------------------------
---
Commercial Paper (cont'd.)
                                                   $
1,990,210
             Coca-Cola Enterprises, Inc.
   $2,000       5.34%, 2/3/97
             Corporate Receivables Corp.
    1,000    5.35%, 2/13/97
993,610
    3,000    5.40%, 2/20/97
2,977,500

4,969,250
             Creditanstalt Finance, Inc.
    5,000       5.40%, 2/11/97

1,999,611
             CXC, Inc.
    2,000       7.00%, 1/2/97

4,962,986
             Dakota Certified Program of
                Standard Credit Card Master
                Trust I
    5,000       5.33%, 2/20/97

3,487,858
             Delaware Funding Corp.
    3,500       5.43%, 1/24/97
             Enterprise Funding Corp.
    3,045    5.33%, 2/18/97
3,023,360
    1,813    5.41%, 2/26/97
1,797,743
    1,000    5.34%, 5/27/97
978,343

9,909,347
             Ford Motor Credit Corp.
   10,000       5.35%, 3/3/97
             General Electric Capital Corp.
    5,000    5.44%, 2/25/97
4,958,444
    2,000    5.32%, 3/10/97
1,979,902
             General Motors Acceptance Corp.
    3,200    5.39%, 3/31/97
3,157,359
    6,000    5.50%, 4/7/97
5,912,000
             General Signal Corp.
    1,700    5.85%, 1/22/97
1,694,199
    3,000    5.80%, 2/7/97
2,982,117
             GTE Corp.
    1,000    5.50%, 1/14/97
998,014
    1,000    5.50%, 1/21/97
996,944
             Heller Financial Services, Inc.
    1,000    5.57%, 1/13/97
998,143
    3,000    5.80%, 1/21/97
2,990,333
             ITT Hartford Group, Inc.
    1,000    5.50%, 1/21/97
996,944
    1,000    5.32%, 2/18/97
992,907

1,993,113
             Johnson Controls, Inc.
    2,000       5.39%, 1/24/97
                                                   $
13,997,278
             Lowes Companies, Inc.
  $14,000       7.00%, 1/2/97
             Merrill Lynch & Co., Inc.
    3,000    5.32%, 1/21/97
2,991,133
    1,000    5.45%, 1/22/97
996,821
    1,000    5.32%, 1/24/97
996,601
    6,000    5.33%, 1/24/97
5,979,568
    1,000    5.35%, 1/29/97
995,839
             Mitsubishi International Corp.
    1,000    5.45%, 1/15/97
997,881
    1,000    5.35%, 1/24/97
996,582
    1,000    5.35%, 3/4/97
990,786

1,985,545
             Nationwide Building Society
    2,000       5.31%, 2/19/97

993,538
             Nynex Corp.
    1,000       5.41%, 2/13/97
             Rank Xerox Capital, PLC
    1,957    5.65%, 1/21/97
1,950,857
    7,861    5.65%, 1/23/97
7,833,858

1,982,982
             Sears Roebuck Acceptance Corp.
    2,000       5.47%, 2/26/97

994,450
             Triple A One Funding Corp.
    1,000       5.40%, 2/7/97

1,887,295
             Union Pacific Resources Group
    1,895       5.63%, 1/27/97
                                                   ---------
---

149,216,853
------------------------------------------------------------
Other Corporate Obligations--20.6%

1,003,023
             American Express Credit Corp.
    1,000       7.75%, 3/1/97

2,016,598
             American General Finance Corp.
    2,000       6.70%, 11/19/97

6,999,367
             Beneficial Corp.
    7,000(a)    5.46688%, 3/10/97

4,634,115
             Capita Equipment Receivable Trust
    4,634       5.60%, 10/15/97

1,019,171
             Ford Motor Credit Corp.
    1,000       8.00%, 12/1/97

1,004,191
             General Electric Capital Corp.
    1,000       7.18%, 5/15/97

------------------------------------------------------------
--------------------
-----                                  4      See Notes to
Financial Statements.

Portfolio of Investments as of       PRUDENTIAL SPECIAL
MONEY MARKET FUND, INC.
December 31, 1996 (Unaudited)        MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
    --------------------------------------------------------
----
Other Corporate Obligations (cont'd.)
             General Motors Acceptance Corp.
   $1,000(a) 5.71875%, 1/13/97                     $
1,000,428
    1,000(a) 5.52%, 2/21/97
999,991
    1,300    7.75%, 4/15/97
1,307,265
    2,300    8.375%, 5/1/97
2,316,705
    1,140    7.85%, 5/6/97
1,146,513

13,000,000
             Goldman Sachs Group L.P.
   13,000(a)    5.625%, 2/19/97

1,999,563
             Merrill Lynch & Co., Inc.
    2,000(a)    5.5325%, 1/1/97
             Morgan Stanley Group, Inc.
    1,000(a) 5.6875%, 1/15/97
1,000,000
   10,000(a) 5.625%, 2/18/97
10,000,000

1,008,363
             NationsBank Auto Owner Trust
    1,008       5.776%, 8/15/97

3,999,184
             Repackaged Asset Trust
    4,000(a)    6.00586%, 1/15/97

5,999,989
             SMM Trust 1995-Q
    6,000(a)    5.60547%, 1/8/97
                                                   ---------
---

60,454,466
------------------------------------------------------------
U.S. Government Agency & Instrumentality Obligations -
Non-Discount--1.7%

5,005,815
             United States Treasury Notes
    5,000       6.125%, 5/31/97
------------------------------------------------------------
Total Investments--101.6%
             (amortized cost $297,196,188(b))
297,196,188
             Liabilities in excess of
                other assets--(1.6%)
(4,767,799)
                                                   ---------
---
             Net Assets--100%
$292,428,389
                                                   ---------
---
                                                   ---------
---

(a) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The federal income tax basis of portfolio securities is the same as for financial statement purposes.
The industry classification of portfolio holdings shown as a percentage of net assets as of December 31, 1996 was as follows:


Banks
36.7%
Asset Backed Securities                                 13.0
Security Brokers & Dealers                              13.0
Business Credit Institutions                            11.5
Misc. Electrical, Equipment & Supplies                   9.8
Auto Rental and Leasing                                  5.4
Personal Credit Institutions                             4.4
Insurance                                                1.7
U.S. Government Securities                               1.7
Telecommunications                                       1.0
Commodity Trade                                          1.0
Regulating Controls                                      0.7
Beverages                                                0.7
Petroleum Refining                                       0.7
Tobacco                                                  0.3
                                                       -----
                                                       101.6
Liabilities in excess of other assets
(1.6)
                                                       -----

100.0%
                                                       -----
                                                       -----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5 -----

Statement of Assets and Liabilities   PRUDENTIAL SPECIAL
MONEY MARKET FUND, INC.
(Unaudited)                           MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Assets
December 31, 1996
Investments, at amortized cost which approximates market
value..........................................        $
297,196,188
Cash........................................................
 ............................................
244,796
Receivable for Series shares
sold........................................................
 ...............            3,449,177
Interest
receivable..................................................
 ...................................            1,316,963
Prepaid expenses and other
assets......................................................
 .................                8,123

-----------------
   Total
assets......................................................
 ...................................          302,215,247

-----------------
Liabilities
Payable for Series shares
reacquired..................................................
 ..................            9,515,214
Due to
Manager.....................................................
 .....................................              125,085
Accrued expenses and other
liabilities.................................................
 .................              108,821
Dividends
payable.....................................................
 ..................................               37,738

-----------------
   Total
liabilities.................................................
 ...................................            9,786,858

-----------------
Net
Assets......................................................
 ........................................        $
292,428,389

-----------------

-----------------
Net assets were comprised of:
   Common stock, $0.001 par value per
share.......................................................
 ......        $     292,428
   Paid-in capital in excess of
par.........................................................
 ............          292,135,961

-----------------
Net assets, December 31,
1996........................................................
 ...................        $ 292,428,389

-----------------

-----------------
Net asset value, offering price and redemption price per
share
   ($292,428,389 / 292,428,389 shares of common stock issued
and outstanding; two billion shares

authorized).................................................
 .........................................
$1.00

-----------------

-----------------

------------------------------------------------------------
--------------------
-----                                  6      See Notes to
Financial Statements.

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                               Six Months
                                                  Ended
Net Investment Income                       December 31,
1996
Income
   Interest and discount earned..........      $ 8,504,414
                                            ----------------
-
Expenses
   Management fee........................          771,263
   Transfer agent's fees and expenses....          194,000
   Custodian's fees and expenses.........           58,000
   Reports to shareholders...............           30,000
   Registration fees.....................           23,000
   Audit fee.............................           20,000
   Directors' fees.......................           11,000
   Legal fees............................            8,000
   Insurance expense.....................            5,000
   Miscellaneous.........................              792
                                            ----------------
-
      Total expenses.....................        1,121,055
                                            ----------------
-
Net investment income....................        7,383,359
Realized Gain on Investments
Net realized gain on investment
   transactions..........................            2,532
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................      $ 7,385,891
                                            ----------------
-
                                            ----------------
-

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                 Six Months
                                    Ended
Increase (Decrease)              December 31,       Year
Ended
in Net Assets                       1996           June 30,
1996
Operations
   Net investment income.....  $     7,383,359    $
16,560,547
   Net realized gain on
      investment
      transactions...........            2,532
20,697
                               ---------------    ----------
-----
   Net increase in net assets
      resulting from
      operations.............        7,385,891
16,581,244
                               ---------------    ----------
-----
Dividends and distributions
   to shareholders...........       (7,385,891)
(16,581,244)
                               ---------------    ----------
-----
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............    1,312,873,543
1,787,300,706
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        6,216,324
13,336,273
   Cost of shares
      reacquired.............   (1,289,829,590)
(1,896,666,283)
                               ---------------    ----------
-----
   Net increase (decrease) in
      net assets from Series
      share transactions.....       29,260,277
(96,029,304)
                               ---------------    ----------
-----
Total increase (decrease)....       29,260,277
(96,029,304)
Net Assets
Beginning of period..........      263,168,112
359,197,416
                               ---------------    ----------
-----
End of period................  $   292,428,389    $
263,168,112
                               ---------------    ----------
-----
                               ---------------    ----------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7 -----

Notes to Financial Statements         PRUDENTIAL SPECIAL
MONEY MARKET FUND, INC.
(Unaudited)                           MONEY MARKET SERIES
------------------------------------------------------------
--------------------
Prudential Special Money Market Fund, Inc. (the ``Fund'') is
registered under
the Investment Company Act of 1940 as a diversified, open-
end management
investment company consisting of only the Money Market
Series (the ``Series'').
Investment operations commenced January 22, 1990.
The investment objective of the Series is high current
income consistent with
the preservation of principal and liquidity. The Series
invests in a diversified
portfolio of high quality money market securities maturing
in 13 months or less.
The ability of issuers of securities held by the Series to
meet their
obligations may be affected by economic developments in a
specific industry or
region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method of
valuation involves
valuing a security at its cost on the date of purchase and
thereafter assuming a
constant amortization to maturity of the difference between
the principal amount
due at maturity and cost.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of investments
are calculated on the identified cost basis. Interest income is recorded on the
accrual basis.
Federal Income Taxes: It is the intent of the Fund to
continue to meet the
requirements of the Internal Revenue Code applicable to
regulated investment
companies and to distribute all of its taxable net income to its shareholders.
Therefore, no federal income tax provision is required. Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income and short-term capital gains.
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management LLC
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the cost of
the subadviser's
services, the compensation of officers and employees of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PMF is computed daily and payable
monthly at an annual
rate of .50% of the average daily net assets of the Fund. The Fund has a distribution agreement with Prudential Securities Incorporated.
(``PSI'') PSI serves the Fund without compensation.
PMF, PIC and PSI are indirect wholly-owned subsidiaries of
The Prudential
Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the six
months ended December
31, 1996, the Series incurred fees of approximately $125,000 for the services of
PMFS. As of December 31, 1996, approximately $21,000 of such fees were owed to
PMFS. Transfer agent fees and expenses in the Statement of
Operations include
certain out of pocket expenses paid to non-affiliates.
------------------------------------------------------------
--------------------
-----                                  8

Notes to Financial Statements         PRUDENTIAL SPECIAL
MONEY MARKET FUND, INC.
(Unaudited)                           MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Six Months

Ended                       Year Ended June 30,

December 31,     -------------------------------------------
----

1996           1996         1995         1994         1993

------------     --------     --------     --------     ----
----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.........................    $   1.00       $   1.00
$   1.00     $   1.00     $   1.00
Net investment income and net realized
gains/losses..........       0.024          0.051
0.049        0.030        0.027
Dividends and
distributions..................................      (0.024)
(0.051)      (0.049)      (0.030)      (0.027)

------------     --------     --------     --------     ----
----
Net asset value, end of
period...............................    $   1.00       $
1.00     $   1.00     $   1.00     $   1.00

------------     --------     --------     --------     ----
----

------------     --------     --------     --------     ----
----
TOTAL
RETURN(a):.............................................
2.43%          5.19%        5.05%        3.09%        2.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..............................    $292,428
$263,168     $359,197     $473,057     $176,258
Average net assets
(000).....................................    $305,990
$326,849     $416,899     $271,869     $213,948
Ratios to average net assets:

Expenses...................................................
0.73%(b)       0.73%        0.70%        0.72%        0.81%
  Net investment
income......................................        4.79%(b)
5.07%        4.93%        2.96%        2.73%


1992

--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.........................  $   1.00
Net investment income and net realized
gains/losses..........     0.044
Dividends and
distributions..................................    (0.044)

--------
Net asset value, end of
period...............................  $   1.00

--------

--------
TOTAL
RETURN(a):.............................................
4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..............................  $183,093
Average net assets
(000).....................................  $249,223
Ratios to average net assets:

Expenses...................................................
0.83%
  Net investment
income......................................      4.36%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day
    and a sale on the last day of each year reported and
includes reinvestment
    of dividends and distributions. Total return for a
period of less than one
    year is not annualized.
(b) Annualized.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
9 -----

Supplemental Proxy Information        PRUDENTIAL SPECIAL
MONEY MARKET FUND, INC.
                                      MONEY MARKET SERIES
------------------------------------------------------------
--------------------
   The Annual Meeting of Shareholders of the Prudential
Special Money Market
Fund, Inc. was held on October 30, 1996 at the offices of Prudential Securities
Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)           To elect the following eleven Trustees:
              - Edward D. Beach
              - Stephen C. Eyre
              - Delayne Dedrick Gold
              - Robert F. Gunia
              - Don G. Hoff
              - Robert E. LaBlanc
              - Mendel A. Melzer
              - Richard A. Redeker
              - Robin B. Smith
              - Stephen Stoneburn
              - Nancy H. Teeters
(2b) To amend the Fund's investment restrictions to eliminate the restriction regarding the purchase of securities of unseasoned issuers.
(2c) To amend the Fund's investment restrictions to allow loans of portfolio securities up to 10%
              of the Fund's total assets.
(3) To ratify the selection of Deloitte & Touche LLP as independent accountants for the fiscal year ending June 30, 1997.

   The results of the proxy solicitation on the above matters were as follows:

                 Trustee/Auditor             Votes for
Votes against         Votes withheld         Abstentions
              ----------------------        ------------
--------------        ---------------        ------------
(1)           Edward D. Beach               142,587,557
--                10,291,108                --
              Stephen C. Eyre               142,487,419
--                10,391,246                --
              Delayne Dedrick Gold          142,567,267
--                10,311,398                --
              Robert F. Gunia               142,740,576
--                10,138,089                --
              Don G. Hoff                   142,825,268
--                10,053,397                --
              Robert E. LaBlanc             142,870,333
--                10,008,332                --
              Mendel A. Melzer              142,816,671
--                10,061,994                --
              Richard A. Redecker           142,675,829
--                10,202,836                --
              Robin B. Smith                142,647,309
--                10,231,356                --
              Stephen Stoneburn             142,852,539
--                10,026,126                --
              Nancy H. Teeters              142,663,108
--                10,215,557                --
(2b)          Investment
              restrictions                  103,661,586
12,429,536            10,440,144                --
(2b)          Investment
              restrictions                  103,912,513
11,860,933            10,757,820                --
(3)           Deloitte & Touche LLP         140,963,917
2,948,982                 --                8,911,779

------------------------------------------------------------
--------------------

10 -----

Getting
The Most
From Your
Prudential
Mutual Fund.

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset
(for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting
The Most
From Your
Prudential
Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

------------------------------------------------------------
------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

------------------------------------------------------------
------------
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

------------------------------------------------------------
------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Vogin, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com


Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of December 31, 1996 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

       (LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


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